SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
(Address of principal executive offices) (Zip Code)

(770) 449-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 2.     Acquisition of Assets

KeyBank Parsippany Building

On September 27, 2002, Wells Operating Partnership, L.P. (“Wells OP”), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. (“Registrant”), purchased a four-story office building containing 404,515 rentable square feet located on a 19.06 acre tract of land in Parsippany, New Jersey (the “KeyBank Parsippany Building”) for a purchase price of $101,350,000, plus closing costs from Two Gatehall Associates, L.L.C. (“Gatehall”) and Asset Preservation, Inc. (“Asset”). Neither Gatehall nor Asset are in any way affiliated with the Registrant, Wells OP or our advisor, Wells Capital, Inc.

The Key Bank Parsippany Building was completed in 1985 and is located at Two Gatehall Drive in Parsippany, Morris County, New Jersey. The KeyBank Parsippany Building is leased to Key Bank U.S.A., N.A. (“KeyBank”) and Gemini Technology Services (“Gemini”).

KeyBank is a national banking association and a wholly-owned subsidiary of KeyCorp, the guarantor on the lease. KeyCorp, whose shares are traded on the New York Stock Exchange (“NYSE”), is a bank-based financial services company that provides investment management, retail and commercial banking, retirement, consumer finance, and investment banking products and services to individuals and companies throughout the United States and internationally. KeyCorp operates approximately 2,300 ATMs across the United States. KeyCorp reported a net worth, as of June 30, 2002, of approximately $6.6 billion.

The KeyBank lease covers 200,000 rentable square feet (49%) and is a net lease (i.e., operating costs and maintenance costs are paid by the tenant) that commenced in March 2001 and expires in February 2016. The current annual base rent payable under the KeyBank lease is $3,800,000. KeyBank, at its option, has the right to extend the initial term of its lease for three additional five-year periods at the then-current market rental rate.

Gemini Technology Services is an information technology subsidiary of Deutsch Bank AG (“Deutsch Bank”). Deutsch Bank provides financial services around the world to individuals and institutional clients and serves more than 12 million customers in 75 countries worldwide.

The Gemini lease covers 204,515 rentable square feet (51%) and is a gross lease (i.e., operating costs and maintenance costs are the responsibility of the landlord) that commenced in December 2000 and expires in December 2013. The current annual base rent payable under the Gemini lease is $5,726,420. Gemini secured its obligations under the Gemini lease with a $35,000,000 irrevocable letter of credit, which amount decreases over time during the initial term of the Gemini lease. Gemini, at its option, has the right to extend the initial term of its lease for three additional five-year periods at a rate equal to the greater of (1) the annual rent during the final year of the initial lease term, or (2) 95% of the then-current market rental rate.

Allstate Indianapolis Building

On September 27, 2002, Wells OP purchased a one-story office building containing 89,956 rentable square feet located on a 12.71 acre tract of land in Indianapolis, Indiana (the “Allstate Indianapolis Building”) for a purchase price of $10,900,000, plus closing costs from Hartsfield Building, LLC (“Hartsfield”). In addition, at closing, Hartsfield assigned to Wells OP a purchase option agreement for the right to purchase an additional adjacent 2.38 acre tract of land for $249,000 on or before January 2007. Hartsfield is not in any way affiliated with the Registrant, Wells OP or our advisor.

The Allstate Indianapolis Building was completed in 2002 and is located at 5757 Decatur Blvd. in Indianapolis, Marion County, Indiana. The Allstate Indianapolis Building is leased to Allstate Insurance Company (“Allstate”) and Holladay Property Services Midwest, Inc. (“Holladay”).

Allstate Corporation, the holding company for Allstate whose shares are traded on the NYSE, provides automobile, homeowner’s, and life insurance throughout the United States, as well as numerous investment products, including retirement planning, annuities and mutual funds. Allstate Corporation reported a net worth, as of June 30, 2002, of approximately $17.2 billion.

The Allstate lease, which covers 84,200 rentable square feet (94%), commenced in March 2002 and expires in August 2012. The current annual base rent payable under the Allstate lease is $1,246,164. Allstate at its option has the right to (1) terminate the initial term of the Allstate lease at the end of the fifth lease year (August 2007) upon payment of a $385,000 fee, or (2) reduce its area of occupancy to not less than 20,256 rentable square feet, by providing written notice on or before August 2006. Allstate, at its option, has the right to extend the initial term of its lease for two additional five-year periods at the then-current market rental rate. In addition, Allstate has a right of first refusal for the leasing of additional space in the Allstate Indianapolis Building.

Holladay is a property management company that manages the Allstate Indianapolis Building from the site. The Holladay lease, which covers 5,756 rentable square feet (6%), commenced in October 2001 and expires in September 2006. The current annual base rent payable under the Holladay lease is $74,832.

Federal Express Colorado Springs Building

On September 27, 2002, Wells OP purchased a three-story office building containing 155,808 rentable square feet located on a 28.01 acre tract of land in Colorado Springs, Colorado (the “Federal Express Colorado Springs Building”) for a purchase price of $26,000,000, plus closing costs from KDC-CO I Investment Limited Partnership (“KDC”). KDC is not in any way affiliated with the Registrant, Wells OP or our advisor.

The Federal Express Colorado Springs Building was completed in 2001 and is located at 350 Spectrum Loop in Colorado Springs, El Paso County, Colorado. The Federal Express Colorado Springs Building is leased entirely to Federal Express Corporation (“Federal Express”). The Federal Express lease commenced in July 2001 and expires in October 2016. Federal Express, whose shares are traded on the NYSE, provides transportation, e-commerce and supply chain management services in over 210 countries through its numerous subsidiaries.

Since the Federal Express Colorado Springs Building is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, the Registrant believes that financial information about Federal Express is more relevant to investors than financial statements of the property acquired. Federal Express currently files its financial statements in reports filed with the Securities and Exchange Commission (“SEC”), and the following summary financial data regarding Federal Express is taken from its previously filed public reports:

CONSOLIDATED STATEMENTS OF OPERATIONS:	FOR THE FISCAL YEAR ENDED
	MAY 31, 2002	MAY 31, 2001	MAY 31, 2000
	(IN MILLIONS)
Revenues	$15,327	$15,534	$15,068
Operating Income	$811	$847	$900
Net Income	$443	$499	$510

CONSOLIDATED BALANCE SHEET DATA:	MAY 31, 2002	MAY 31, 2001
	(IN MILLIONS)
Total Assets	$9,949	$9,623
Long-Term Debt	$851	$852
Stockholders’ Equity	$4,673	$4,248

For more detailed financial information regarding Federal Express, please refer to the financial statements of Federal Express, which are publicly available with the SEC at http://www.sec.gov.

The current annual base rent payable under the Federal Express lease is $2,248,309. Federal Express, at its option, has the right to extend the initial term of its lease for four additional five-year periods at 90% of the then-current market rental rate. In addition, Federal Express has an expansion option under its lease pursuant to which Wells OP would be required to construct an additional office building. Wells OP has agreed to allow Koll Development Company, LLC (“Koll Development”), an affiliate of KDC, the seller of the property, to develop such expansion provided that Wells OP shall have the right of first refusal to purchase such expansion property within three years after completion. Koll Development is not in any way affiliated with the Registrant, Wells OP or our advisor.

EDS Des Moines Building

On September 27, 2002, Wells OP purchased from KDC-EDS Des Moines Investments, LLC (“KDC-EDS”), Koll Development and Koll Corporate Development I-Iowa, L.P. (“Koll Corporate”) all of the partnership interests in KDC-EDS Des Moines Investment Limited Partnership, a Texas limited partnership, which owns a one-story office and distribution building containing 115,000 rentable square feet of office space and 290,000 rentable square feet of warehouse space located on a 27.97 acre tract of land in Des Moines, Iowa (the “EDS Des Moines Building”) for a purchase price of $26,500,000, plus closing costs. Neither KDC-EDS, Koll Development nor Koll Corporate are in any way affiliated with the Registrant, Wells OP or our advisor.

The EDS Des Moines Building was completed in 2002 and is located at 3600 Army Post Road in Des Moines, Polk County, Iowa. The EDS Des Moines Building is leased entirely to EDS Information Services L.L.C. (“EDS”), a wholly-owned subsidiary of Electronic Data Systems Corporation (“EDS Corp.”). EDS Corp. is the guarantor of the EDS lease. The EDS lease commenced in May 2002 and expires in April 2012. EDS Corp., whose shares are traded on the NYSE, is a global information technology services company with services ranging from computer support to server management to web hosting. EDS Corp. operates in 60 countries worldwide.

Since the EDS Des Moines Building is leased to a single tenant on a long-term bas under a net lease that transfers substantially all of the operating costs to the tenant, the Registrant believes that financial information about EDS Corp., the guarantor of the EDS lease, is more relevant to investors than financial statements of the property acquired. EDS Corp. currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding EDS Corp. is taken from its previously filed public reports:

CONSOLIDATED STATEMENTS OF OPERATIONS:	FOR THE FISCAL YEAR ENDED
	DECEMBER 31, 2001	DECEMBER 31, 2000	DECEMBER 31, 1999
	(IN MILLIONS)
Revenues	$21,543	$19,227	$18,732
Operating Income	$2,096	$1,818	$473
Net Income	$1,363	$1,143	$421

CONSOLIDATED BALANCE SHEET DATA:	DECEMBER 31, 2001	DECEMBER 31, 2000
	(IN MILLIONS)
Total Assets	$16,353	$12,692
Long-Term Debt	$4,692	$2,585
Stockholders’ Equity	$6,446	$5,139

For more detailed financial information regarding EDS Corp., please refer to the financial statements of EDS Corp., which are publicly available with the SEC at http://www.sec.gov.

The current annual base rent payable under the EDS lease is $2,389,500. EDS, at its option, has the right to extend the initial term of its lease for two additional five-year periods at the then-current market rental rate. In addition, EDS has an expansion option under its lease for up to an additional 100,000 rentable square feet.

Intuit Dallas Building

On September 27, 2002, Wells OP purchased a two-story office building with a three-story wing containing 166,238 rentable square feet located on a 10.7 acre tract of land in Plano, Texas (the “Intuit Dallas Building”) for a purchase price of $26,500,000, plus closing costs from KDC-TX I Investment Limited Partnership (“KDC-TX”). KDC-TX is not in any way affiliated with the Registrant, Wells OP or our advisor.

The Intuit Dallas Building was completed in 2001 and is located at 5601 Headquarters Drive in Plano, Collin County, Texas. The Intuit Dallas Building is leased entirely to Lacerte Software Corporation (“Lacerte”), a wholly-owned subsidiary of Intuit, Inc. (“Intuit”). Intuit is the guarantor of the Lacerte lease. The Lacerte lease commenced in July 2001 and expires in June 2011.

Lacerte is a tax software development company that offers a variety of tax software products and customer support services. Intuit, whose shares are traded on the NASDAQ, provides small business, tax preparation and personal finance software products and Web-based services that simplify complex financial tasks for consumers, small businesses and accounting professionals.

Since the Intuit Dallas Building is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, the Registrant believes that financial information about the guarantor of the lease, Intuit, is more relevant to investors than financial statements of the property acquired. Intuit currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Intuit is taken from its previously filed public reports:

CONSOLIDATED STATEMENTS OF OPERATIONS:	FOR THE FISCAL YEAR ENDED
	JULY 31, 2002	JULY 31, 2001	JULY 31, 2000
	(IN MILLIONS)
Revenues	$1,358	$1,148	$1,037
Income (Loss) from Continuing Operations	$59	$(74)	$9
Net Income (Loss)	$140	$(83)	$306

CONSOLIDATED BALANCE SHEET DATA:	JULY 31, 2002	JULY 31, 2001
	(IN MILLIONS)
Total Assets	$2,963	$2,862
Long-Term Debt	$15	$12
Stockholders’ Equity	$2,216	$2,161

For more detailed financial information regarding Intuit, please refer to the financial statements of Intuit, which are publicly available with the SEC at http://www.sec.gov.

The current annual base rent payable under the Lacerte lease is $2,461,985. Lacerte, at its option, has the right to extend the initial term of its lease for two additional five-year periods at rental rates of $17.92 per square foot and $19.71 per square foot, respectively. In addition, Lacerte has an expansion option through November 2004 pursuant to which Wells OP would be required to purchase an additional 19 acre tract of land and to construct up to an approximately 600,000 rentable square foot building thereon. Wells OP has agreed to allow Koll Development, an affiliate of KDC-TX, the seller of the property, to develop any such expansion.

Daimler Chrysler Dallas Building

On September 30, 2002, Wells OP purchased from Hillwood Operating, L.P. (“Hillwood”) and ABI Commercial L.P. (“ABI”) all of the partnership interests in CT Corporate Center No. 1, L.P. (“CT”), a Texas limited partnership, which owns a two-story office building containing 130,290 rentable square feet located in Westlake, Texas (the “Daimler Chrysler Dallas Building”) for a purchase price of $25,100,000, plus closing costs. Neither Hillwood nor ABI are in any way affiliated with the Registrant, Wells OP or our advisor.

The Daimler Chrysler Dallas Building was completed in 2001 and is located at 2050 Roanoke Road in Westlake, Tarrant County, Texas. The Daimler Chrysler Dallas Building is leased entirely to Daimler Chrysler Services North America LLC (“Daimler Chrysler NA”). Daimler Chrysler NA is a wholly owned subsidiary of DaimlerChrysler AG (“DaimlerChrysler”). DaimlerChrysler is one of the world’s leading automotive, transportation and services companies and has over 50 operating plants worldwide.

The Daimler Chrysler NA lease commenced in January 2002 and expires in December 2011. The current annual base rent payable under the Daimler Chrysler NA lease is $3,189,499. Daimler Chrysler NA, at its option, has the right to extend the initial term of its lease for three additional five-year periods at 98% of the then-current market rental rate. In addition, Daimler Chrysler NA has an expansion option for up to an additional 70,000 rentable square feet and a right of first offer if Wells OP desires to sell the Daimler Chrysler Dallas Building during the term of the lease.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Registrant and our advisor, will be paid management and leasing fees in the amount of up to 4.5% of gross revenues from the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building and the Daimler Chrysler Dallas Building, subject to certain limitations.

Item 7.     Financial Statements and Exhibits

(a)   Financial Statements.     The Registrant hereby provides the required audited financial statements of the Registrant relating to the acquisitions by the Registrant of the KeyBank Parsippany Building and pro forma financial information relating to the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building and the Daimler Chrysler Dallas Building. Such financial statements are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

KeyBank Parsippany Building	Page

Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the six months ended June 30, 2002 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the six months ended June 30, 2002 (unaudited)	F-3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ Leo F. Wells, III
Leo F. Wells, III President

Date: October 11, 2002

Report of Independent Auditors

Board of Directors and Stockholders
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the KeyBank Parsippany Building (the “Building”) for the year ended December 31, 2001. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the KeyBank Parsippany Building for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
January 31, 2002

KeyBank Parsippany

Statements of Revenues Over Certain Operating Expenses
(Dollar amounts in thousands)

	Six Months Ended June 30, 2002	Year Ended December 31, 2001
	(Unaudited)
Revenues:
Base rent	$5,089	$9,421
Tenant reimbursements	1,117	1,833

Total revenues	6,206	11,254
Operating expenses	1,522	3,159

Revenues over certain operating expenses	$4,684	$8,095

See accompanying notes.

KeyBank Parsippany

Notes to Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2001 and the six months ended
June 30, 2002 (Unaudited)
(Dollar amounts in thousands)

1. Organization and Significant Accounting Policies

Description of Real Estate Property Acquired

On September 27, 2002, the Wells Operating Partnership acquired the KeyBank Parsippany Building (the “Building”), a 404,515 square foot office building in Parsippany, New Jersey, from Two Gatehall Acquisition, L.L.C. and Asset Preservation, Inc. (collectively the “Seller”).

At December 31, 2001, the Building was 100% leased to two tenants, Exodus Communications, Inc. (“Exodus”) and KeyBank USA National Association, under operating leases that were both executed in 2000. Both operating leases expire over the next 15 years.

Exodus filed bankruptcy in 2001. On January 17, 2002, the Exodus lease was assigned to Gemini Technology Services, Inc., an affiliate of Deutsche Bank, AG. Deutsche Bank, AG assumed all of the obligations of Exodus under the lease.

The lease agreements provide for certain reimbursements of real estate taxes, insurance and certain common area maintenance costs.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the initial term of the lease. The excess of rents so recognized over amounts contractually due pursuant to the underlying leases for the six months ended June 30, 2002 and the year ended December 31, 2001 was $326 (unaudited) and $3,279, respectively. Such amounts are included in rental and reimbursement revenues in the accompanying financial statements.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the Building such as depreciation and interest.

3. Lease Agreements

The minimum rental receipts due on the noncancelable operating leases as of December 31, 2001 are as follows:

2002	$9,526
2003	9,526
2004	9,526
2005	9,526
2006	10,464
Thereafter	88,139

$136,707

Reimbursement revenue was $1,117 (unaudited) and $1,833 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

4. Related Party Transactions

Pursuant to a management agreement, an affiliate of the Seller has responsibilities of property management and leasing of the Building.

5. Interim Unaudited Financial Information

The financial statement for the six months ended June 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended June 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of June 30, 2002 has been prepared to give effect to the third quarter 2002 acquisitions of the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the Kerr McGee Property, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the AmeriCredit Phoenix Property, the IRS Long Island Buildings (the “Other Recent Acquisitions”), the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building and the Daimler Chrysler Dallas Building (collectively, the “Recent Acquisitions”) by Wells OP as if the acquisitions occurred on June 30, 2002.

The following unaudited pro forma statement of income for the six months ended June 30, 2002 has been prepared to give effect to the first and second quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during the six months ended June 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings, the Kerr McGee Property, the AmeriCredit Phoenix Property and the EDS Des Moines Building had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2002

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust, Inc. (h)	Pro Forma Adjustments														Pro Forma Total
		Recent Acquisitions
		Other		KeyBank Parsippany		Allstate Indianapolis		Federal Express Colorado Springs		EDS Des Moines		Intuit Dallas		Daimler Chrysler Dallas
REAL ESTATE ASSETS, at cost:
Land	$110,330,449	$27,159,368	(a)	$8,700,000	(a)	$1,275,000	(a)	$2,100,000	(a)	$850,000	(a)	$3,030,000	(a)	$2,585,000	(a)	$157,891,473
		1,109,116	(b)	353,694	(b)	51,753	(b)	85,465	(b)	34,593	(b)	123,314	(b)	103,721	(b)
Buildings, less accumulated depreciation of $37,717,737	689,490,969	241,485,963	(a)	92,943,893	(a)	9,679,933	(a)	23,987,714	(a)	25,727,376	(a)	23,639,654	(a)	22,587,753	(a)	1,147,476,164
		9,869,721	(b)	3,778,591	(b)	392,914	(b)	976,244	(b)	1,047,044	(b)	962,079	(b)	906,316	(b)
Construction in progress	16,081,841	379,901	(a)	0		0		0		0		0		0		16,461,742

Total real estate assets	815,903,259	280,004,069		105,776,178		11,399,600		27,149,423		27,659,013		27,755,047		26,182,790		1,321,829,379

CASH AND CASH EQUIVALENTS	341,909,775	(258,116,314	)(a)	(101,643,893	)(a)	(10,954,933	)(a)	(26,087,714	)(a)	(26,577,376	)(a)	(26,669,654	) (a)	(25,128,513	) (a)	219,273,875
		365,329,012	(c)
		(12,786,515	)(d)
INVESTMENT IN JOINT VENTURES	76,217,870	0		0		0		0		0		0		0		76,217,870
INVESTMENT IN BONDS	22,000,000	32,500,000	(e)	0		0		0		0		0		0		54,500,000
ACCOUNTS RECEIVABLE	10,709,104	0		0		0		0		0		0		0		10,709,104
DEFERRED LEASE ACQUISITION COSTS, NET	1,790,608	0		0		0		0		0		0		0		1,790,608
DEFERRED PROJECT COSTS	14,314,914	(10,978,837	)(b)	(4,132,285	)(b)	(444,667	) (b)	(1,061,709	)(b)	(1,081,637	)(b)	(1,085,393	) (b)	(1,010,037	) (b)	7,306,864
		12,786,515	(d)
DEFERRED OFFERING COSTS	1,392,934	0		0		0		0		0		0		0		1,392,934
DUE FROM AFFILIATES	1,897,309	0		0		0		0		0		0		0		1,897,309
NOTE RECEIVABLE	5,149,792	0		0		0		0		0		0		0		5,149,792
PREPAID EXPENSES AND OTHER ASSETS, NET	1,881,308	967,410	(g)	0		0		0		0		0		0		2,848,718

Total assets	$1,293,166,873	$409,705,340		$0		$0		$0		$0		$0		$44,240		$1,702,916,453

LIABILITIES AND SHAREHOLDERS’ EQUITY

	Wells Real Estate Investment Trust, Inc. (h)	Pro Forma Adjustments									Pro Forma Total
		Recent Acquisitions
		Other		KeyBank Parsippany	Allstate Indianapolis	Federal Express Colorado Springs	EDS Des Moines	Intuit Dallas	Daimler Chrysler Dallas
LIABILITIES:
Accounts payable and accrued expenses	$11,840,214	$173,567	(a)	$0	$0	$0	$0	$0	$44,240	(a)	$12,058,021
Notes payable	15,658,141	11,702,761	(a)	0	0	0	0	0	0		27,360,902
Obligations under capital lease	22,000,000	32,500,000	(f)	0	0	0	0	0	0		54,500,000
Dividends payable	4,538,635	0		0	0	0	0	0	0		4,538,635
Due to affiliates	2,106,790	0		0	0	0	0	0	0		2,106,790
Deferred rental income	1,013,544	0		0	0	0	0	0	0		1,013,544

Total liabilities	57,157,324	44,376,328		0	0	0	0	0	44,240		101,577,892

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0	0	0	0	0	0		200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 145,589,053 shares issued and 144,366,772 outstanding at June 30, 2002	1,455,890	365,329	(c)	0	0	0	0	0	0		1,821,219
Additional paid-in capital	1,290,858,515	364,963,683	(c)	0	0	0	0	0	0		1,655,822,198
Cumulative distributions in excess of earnings	(43,991,669)	0		0	0	0	0	0	0		(43,991,669)
Treasury stock, at cost, 1,222,381 shares	(12,223,808)	0		0	0	0	0	0	0		(12,223,808)
Other comprehensive loss	(289,379)	0		0	0	0	0	0	0		(289,379)

Total shareholders’ equity	1,235,809,549	365,329,012		0	0	0	0	0	0		1,601,138,561

Total liabilities and shareholders’ equity	$1,293,166,873	$409,705,340		$0	$0	$0	$0	$0	$44,240		$1,702,916,453

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.

(b)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the cash paid for purchase.

(c)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2002 through Daimler Chrysler acquisition date.
(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.

(e)	Reflects investment in bonds for which 100% of the principal balance becomes payable on December 1, 2015.

(f)	Reflects mortgage note secured by the Deed of Trust to the ISS Atlanta Buildings for which 100% of the principal balance becomes payable on December 1, 2015.

(g)	Reflects portion of purchase price placed in escrow to ensure completion of seller repairs.

(h)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (f)	Pro Forma Adjustments																Pro Forma Total
						Recent Acquisitions
		2001 Acquisitions		2002 Acquisitions		Other		KeyBank Parsippany		Allstate Indianapolis		Federal Express Colorado Springs		Intuit Dallas		Daimler Chrysler Dallas
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$14,846,431	(a)	$25,542,424	(a)	$9,650,085	(a)	$18,708	(a)	$1,210,670	(a)	$1,292,500	(a)	$284,617	(a)	$108,398,790
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		0		0		0		0		0		4,832,809
Interest income	1,246,064	0		0		0		0		0		0		0		0		1,246,064
Take out fee	137,500	0		0		0		0		0		0		0		0		137,500

	49,308,802	12,460,926		14,846,431		25,542,424		9,650,085		18,708		1,210,670		1,292,500		284,617		114,615,163

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	5,356,374	(c)	9,711,721	(c)	3,868,899	(c)	100,728	(c)	499,279	(c)	492,035	(c)	78,314	(c)	41,224,912
Interest	3,411,210	0		0		0		0		0		0		0		0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,505,269	(d)	819,791	(d)	1,326,000	(d)	2,962	(d)	0		0		14,321	(d)	10,651,501
Management and leasing fees	2,507,188	510,708	(e)	668,090	(e)	942,165	(e)	434,254	(e)	842	(e)	54,480	(e)	58,163	(e)	12,808	(e)	5,188,698
General and administrative	973,785	0		0		0		0		0		0		0		0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		0		0		0		0		770,192
Legal and accounting	448,776	0		0		0		0		0		0		0		0		448,776

	27,584,835	9,137,744		7,529,733		11,473,677		5,629,153		104,532		553,759		550,198		105,443		62,669,074

NET INCOME	$21,723,967	$3,323,182		$7,316,698		$14,068,747		$4,020,932		$(85,824)		$656,911		$742,302		$179,174		$51,946,089

EARNINGS PER SHARE, basic and diluted	$0.43																	$0.29

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853																	180,899,673

(a)	Rental income is recognized on a straight-line basis.

(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Buildings.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(d)	Consists of operating expenses, net of reimbursements.

(e)	Management and leasing fees are calculated at 4.5% of rental income.

(f)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(Unaudited)

		Pro Forma Adjustments
				Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (e)	2002 Acquisitions		Other		KeyBank Parsippany		Allstate Indianapolis		Federal Express Colorado Springs		EDS Des Moines		Intuit Dallas		Daimler Chrysler Dallas		Pro Forma Total
REVENUES:
Rental income	$38,571,815	$7,307,774	(a)	$14,187,139	(a)	$5,172,857	(a)	$463,071	(a)	$1,210,670	(a)	$456,549	(a)	$1,292,500	(a)	$1,707,699	(a)	$70,370,074
Equity in income of joint ventures	2,478,686	0		0		0		0		0		0		0		0		2,478,686
Interest income	2,648,351	0		0		0		0		0		0		0		0		2,648,351
Take out fee	134,102	0		0		0		0		0		0		0		0		134,102

	43,832,954	7,307,774		14,187,139		5,172,857		463,071		1,210,670		456,549		1,292,500		1,707,699		75,631,213

EXPENSES:
Depreciation	12,903,282	2,588,546	(b)	5,027,113	(b)	1,934,450	(b)	201,457	(b)	499,279	(b)	178,496	(b)	492,035	(b)	469,881	(b)	24,294,539
Interest	880,002	0		0		0		0		0		0		0		0		880,002
Operating costs, net of reimbursements	2,063,997	300,018	(c)	767,015	(c)	405,000	(c)	34,940	(c)	0		0		0		317,939	(c)	3,888,909
Management and leasing fees	1,903,082	328,850	(d)	499,985	(d)	232,779	(d)	20,838	(d)	54,480	(d)	20,545	(d)	58,163	(d)	76,846	(d)	3,195,568
General and administrative	1,121,457	0		0		0		0		0		0		0		0		1,121,457
Amortization of deferred financing costs	424,992	0		0		0		0		0		0		0		0		424,992

	19,296,812	3,217,414		6,294,113		2,572,229		257,235		553,759		199,041		550,198		864,666		33,805,467

NET INCOME	$24,536,142	$4,090,360		$7,893,026		$2,600,628		$205,836		$656,911		$257,508		$742,302		$843,033		$41,825,746

EARNINGS PER SHARE, basic and diluted	$0.22																	$0.23

WEIGHTED AVERAGE SHARES, basic and diluted	110,885,641																	180,899,673

(a)    Rental income is recognized on a straight-line basis.

(b)    Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(c)    Consists of operating expenses, net of reimbursements.

(d)    Management and leasing fees are calculated at 4.5% of rental income.

(e)    Historical financial information derived from quarterly report on Form 10-Q.

         The accompanying notes are an integral part of this statement.